UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2009 (May 12, 2009)
Fortress Investment Group LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33294	20-5837959

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 798-6100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Fortress Investment Group LLC (“Fortress”) is filing this Current Report on Form 8-K to update the financial information in Fortress’s Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 10-K”) to reflect our revised financial information and disclosures as a result of our segment reorganization and the effects of the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements an amendment of ARB No. 51.”
Segments
In the first quarter of 2009, as described in Fortress’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, due to the increased significance of its hybrid private equity (“PE”) funds segment, Fortress disaggregated this segment from its private equity fund segment for that period and for all periods presented in the report. Furthermore, Fortress reorganized the description of its business from two businesses to three as follows.
Prior to the first quarter 2009:
As of December 31, 2008, we managed alternative assets in two core businesses:
Private Equity Funds — a business that managed approximately $15.8 billion of AUM comprised of two business segments: (i) funds that primarily make significant, control-oriented investments in North America and Western Europe, with a focus on acquiring and building asset-based businesses with significant cash flows. We also manage a family of ‘‘long dated value’’ funds focused on investing in undervalued assets with limited current cash flows and long investment horizons, a family of “real assets” funds focused on investing in tangible and intangible assets in four principal categories (real estate, capital assets, natural resources and intellectual property), and a family of “credit opportunities” funds focused on investing in distressed and undervalued assets; and (ii) publicly traded alternative investment vehicles, which we refer to as “Castles,” that invest primarily in real estate and real estate related debt investments.
Hedge Funds — a business that managed approximately $13.7 billion of AUM comprised of two business segments; (i) hybrid hedge funds – which make highly diversified investments globally in assets, opportunistic lending situations and securities throughout the capital structure with a value orientation, as well as investment funds managed by external managers; and (ii) liquid hedge funds – which invest globally in fixed income, currency, equity and commodity markets and related derivatives to capitalize on imbalances in the financial markets.
In addition, we treat our principal investments in these funds as a distinct business segment.
Current:
As of March 31, 2009, we managed alternative assets in three core businesses:
Private Equity — a business that manages approximately $13.2 billion of AUM comprised of two business segments: (i) private equity funds that primarily make significant, control-oriented investments in debt and equity securities of public or privately held entities in North America and Western Europe, with a focus on acquiring and building asset-based businesses with significant cash flows; and (ii) publicly traded alternative investment vehicles, which we refer to as “Castles,” that invest primarily in real estate and real estate related debt investments.
Liquid Hedge Funds — a business that manages approximately $4.8 billion of AUM. These funds invest globally in fixed income, currency, equity and commodity markets and related derivatives to capitalize on imbalances in the financial markets.
Hybrid Funds – a business that manages approximately $8.5 billion of AUM comprised of two business segments: (i) hybrid hedge funds which make highly diversified investments globally in assets, opportunistic lending situations and securities throughout the capital structure with a value orientation, as well as in investment funds managed by external managers; and (ii) hybrid private equity (“PE”) funds which are comprised of a family of “credit opportunities” funds focused on investing in distressed and undervalued assets, a family of ‘‘long dated value’’ funds focused on investing in undervalued assets with limited current cash flows and long investment horizons, and a family of “real assets” funds focused on investing in tangible and intangible assets in four principal categories (real estate, capital assets, natural resources and intellectual property).
In addition, we treat our principal investments in these funds as a distinct business segment.
As required by SFAS 131, “Disclosures about Segments of an Enterprise and Related Information,” all consolidated financial statements issued by us in the future will reflect the segment reorganization described above on a retrospective basis for all periods presented. Accordingly, in this Current Report on Form 8-K, we are providing the required reclassified information about this segment reorganization as it relates to all of the periods presented in the 2008 10-K.

Noncontrolling Interests
Fortress adopted SFAS 160 on January 1, 2009. SFAS 160 had the following effects on Fortress’s financial statements: (i) reclassification of Principals’ and Others’ Interests in Equity of Consolidated Subsidiaries from the “mezzanine” section of the balance sheet (between liabilities and equity) to equity, (ii) removal of Principals’ and Others’ Interests in Income of Consolidated Subsidiaries from the calculation of Net Income (Loss) on the statement of operations, and disclosure thereof below Net Income (Loss). SFAS 160 requires these presentational changes to be reflected on a retrospective basis for all periods presented. Accordingly, in this Current Report on Form 8-K, we are providing the required presentational changes under SFAS 160 as they relate to all of the periods presented in the 2008 10-K.
More detailed business descriptions are presented in the exhibits referred to in Item 9.01.
Item 9.01. Financial Statements and Exhibits.
The following exhibits filed with this Current Report on Form 8-K update and supersede only those portions of our 2008 10-K that are significantly affected by our recent segment reorganization and the adoption of SFAS 160.
All other information in our 2008 10-K has not been updated for events or developments that occurred subsequent to its filing with the U.S. Securities and Exchange Commission. For developments since the filing of the 2008 10-K, please refer to Fortress’s Quarterly Report on Form 10-Q for the three months ended March 31, 2009 and our Current Reports on Form 8-K filed since the filing of the 2008 10-K.
•	Exhibit 23.1 — Consent of Ernst & Young LLP

•	Exhibit 99.1 — Revised Financial Information and Disclosures from our 2008 10-K. Financial statements in this exhibit are now our historical financial statements.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements which reflect our current views with respect to, among other things, future events and financial performance. Readers can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this report are based upon the historical performance of us and our subsidiaries and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. Accordingly, you should not place undue reliance on any forward-looking statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report. We do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
(d) Exhibits.

Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Revised Financial Information and Disclosures from Fortress Investment Group LLC’s Annual Report on Form 10-K for the Year Ended December 31, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC (Registrant)
/s/ Daniel N. Bass
Daniel N. Bass
Chief Financial Officer
Date: May 12, 2009

EXHIBIT INDEX

Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Revised Financial Information and Disclosures from Fortress Investment Group LLC’s Annual Report on Form 10-K for the Year Ended December 31, 2008.